Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69441) of Kulicke and Soffa Industries, Inc. of our report dated May 19, 2000 appearing on page 3 of this Form 11-K.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 28, 2000

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